UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2025

USA Rare Earth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41711	98-1720278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

100 W Airport Road,

Stillwater, Oklahoma 74075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 867-6155

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	USAR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	USARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement; Pre-Funded Warrant; Warrant

As previously announced in our Current Report on Form 8-K, dated April 30, 2025, on April 29, 2025 (the “Signing Date”), USA Rare Earth, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement (the “Original Purchase Agreement”) with the purchaser named therein (the “Purchaser”), for the private placement (the “Private Placement”) of (i) 8,550,400 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) a pre-funded warrant (the “Pre-Funded Warrant”) to purchase an aggregate of 2,163,886 shares of Common Stock (the “Pre-Funded Warrant Shares”) and (iii) a warrant (the “Warrant”) to purchase an aggregate of 10,714,286 shares of Common Stock (the “Warrant Shares,” and together with the Shares, the Pre-Funded Warrant Shares and the Warrant, the “Securities”), at an exercise price of $7.00 per share, for aggregate gross proceeds of $75,000,000. In advance of closing, the Company and the Purchaser entered into an amended and restated securities purchase agreement (the “A&R Purchase Agreement”) to amend and restate the terms of the Original Purchase Agreement to explicitly address the issuance of the Pre-Funded Warrant and to make certain other technical changes. On May 2, 2025 (the “Closing Date”), the Company closed the Private Placement and issued the Shares, the Pre-Funded Warrant and the Warrant (the “Closing”). The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

The Pre-Funded Warrant is immediately exercisable at an exercise price of $0.0001 per share of Common Stock and will not expire until exercised in full.

The Warrant includes customary anti-dilution adjustments, including with respect to future issuances or sales of Common Stock. The Warrant will not be exercisable until the Company obtains stockholder approval for the issuance of more than 20% of the shares of Common Stock outstanding on the Signing Date (the “Required Approval”) and will expire on the sixth anniversary of the initial exercise date. The Company agreed to (i) file a preliminary proxy statement for a special meeting of its stockholders to obtain the Required Approval within twenty days of the Closing Date and (ii) hold such special meeting within twenty days after the expiration of the waiting period for such preliminary proxy statement under Rule 14a-6 under the Securities Exchange of 1934, as amended, or, if the Securities and Exchange Commission (the “SEC”) reviews such proxy statement, the date on which the SEC notifies the Company that it has no further comments on such proxy statement. At Closing, Stockholders holding a majority of voting power of the outstanding securities of the Company delivered stockholder support agreements to vote in favor of the Required Approval to the Purchaser.

The A&R Purchase Agreement also contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchaser, including for liabilities under the SEC, and other obligations of the parties. The representations, warranties and covenants contained in the A&R Purchase Agreement were made only for purposes of such A&R Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties to the A&R Purchase Agreement (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the A&R Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchaser represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the Securities. The Securities were offered without any general solicitation by the Company or its representatives. The Securities sold and issued in the Private Placement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements of the Securities Act.

Registration Rights Agreement

At Closing, pursuant to the A&R Purchase Agreement, the Company and the Purchaser entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the SEC on or prior to the 30th calendar day following the date of Closing for purposes of registering the resale of the Shares, the Pre-Funded Warrant Shares and the Warrant Shares (the “Registration Statement”), to use commercially reasonable efforts to have such Registration Statement declared effective within the time period set forth in the Registration Rights Agreement, and to keep the Registration Statement effective until the date that all registrable securities covered by the Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The foregoing descriptions of the A&R Purchase Agreement, the Warrant, the Pre-Funded Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the A&R Purchase Agreement, the Warrant, the Pre-Funded Warrant and the Registration Rights Agreement filed as Exhibits 10.1, 4.1, 4.2, and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Existing Warrant Waivers

On or about April 29, 2025, in connection with the Private Placement, the Company entered into limited waivers (the “Waivers”) with each holder of the Company’s warrants to purchase common stock at $12.00 per share, subject to adjustment, initially exercisable on March 13, 2025 (the “Existing Warrants”) to modify the application of the provisions of the Existing Warrants providing for the adjustment of the Exercise Price (as defined in the respective Existing Warrants) in the event of certain issuances or deemed issuances of shares of Common Stock by the Company. In particular, the Waivers provide that notwithstanding anything to the contrary in the Existing Warrants, including Sections 2(b) and 3(c) of the Existing Warrants, the Exercise Price of the Existing Warrants will be reduced to $7.00 upon consummation of the Private Placement.

The foregoing descriptions of the Existing Warrants and the Waivers do not purport to be complete and are qualified in their entirety by reference to the forms of Existing Warrants and the form of the Waiver filed as Exhibits 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information under Item 1.01 of this Current Report on Form 8-K related to the Securities is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2025, in connection with the Private Placement, and following approval of the board of directors of the Company and the required holders of the Company’s 12.0% Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), the Company adopted and filed with the Secretary of State of the State of Delaware, a certificate of amendment (the “Certificate of Amendment”) to the Company’s Certificate of Designation of Preferences, Rights and Limitations of 12.0% Series A Cumulative Convertible Preferred Stock (the “Certificate of Designation”). Pursuant to the Certificate of Amendment, the provisions of the Certificate of Designation providing for the adjustment of the Conversion Price (as defined in the Certificate of Designation) in the event of certain issuances or deemed issuances of shares of Common Stock by the Company were amended. In particular, the Certificate of Amendment provides that notwithstanding anything to the contrary in Section 7(c) of the Certificate of Designation, the Conversion Price of the Series A Preferred Stock will be reduced to $7.00 upon consummation of the Private Placement.

The foregoing description of the Certificate of Designation and Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the Certificate of Designation and the Certificate of Amendment filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On May 5, 2025, the Company issued a press release announcing the Closing of the Private Placement, a copy of which is furnished herewith as Exhibit 99.1.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act.

Item 8.01. Other Events

Stockholder Support Agreements

In connection with the Closing of the Private Placement, certain directors (or affiliates of directors) and other stockholders of the Company (the “Supporting Stockholders”) each entered into a stockholder support agreement with the Purchaser (each, a “Stockholder Support Agreement” and collectively, the “Stockholder Support Agreements”). The Stockholder Support Agreements provide that the Supporting Stockholders will each vote all of their voting securities in favor of any resolution presented to Company stockholders to approve the issuance of, in the aggregate, more than 20% of the number of shares of Common Stock outstanding on the Signing Date in compliance with Nasdaq Listing Rule 5635(d).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These statements include statements relating to the Company’s expectations for future development, operations, business strategies and financial performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this report, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: risks related to the development of our magnet production facility and the timing of expected production milestones; competition in the magnet manufacturing industry; our ability to grow and manage growth profitably; our ability to build or maintain relationships with customers and suppliers; our ability to retain management and key employees; the supply and demand for rare earth minerals; the timing and amount of future production; costs of production, capital expenditures and requirements for additional capital; timing of future cash flow provided by operating activities, if any; uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions; and transportation risks. Detailed information regarding factors that may cause actual results to differ materially has been and will be included in the Company’s periodic filings with the SEC, including the Company’s Form 10-K that the Company filed with the SEC on March 31, 2025. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. Any forward-looking statements contained in this report speak only as of its date. We undertake no obligation to update any forward-looking statements contained in this report to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
3.1	USA Rare Earth, Inc. Certificate of Designation of Preferences, Rights and Limitations of 12.0% Series A Cumulative Convertible Preferred Stock (incorporated by reference to Exhibit 3.4 filed with USA Rare Earth Inc.’s Form 8-K (Reg. No. 001-41711) filed by USA Rare Earth, Inc. on March 19, 2025).
3.2*	Certificate of Amendment, dated May 1, 2025, to USA Rare Earth, Inc. Certificate of Designation of Preferences, Rights and Limitations of 12.0% Series A Cumulative Convertible Preferred Stock.
4.1*	Common Stock Purchase Warrant, dated May 2, 2025.
4.2*	Pre-Funded Common Stock Purchase Warrant, dated May 2, 2025.
4.3	Form of Warrant issued to each Series A Investor (incorporated herein by reference to Exhibit 4.4 filed with the Current Report on Form 8-K (Reg. No. 001-41711) filed by the registrant on March 19, 2025).
4.4	Form of Warrant issued to March 2025 PIPE Investors (incorporated herein by reference to Exhibit 4.5 filed with the Current Report on Form 8-K (Reg. No. 001-41711) filed by the registrant on March 19, 2025).
4.5*	Form of Waiver to Existing Warrants.
10.1*†	Amended Securities Purchase Agreement, dated as of April 29, 2025, by and between the Company and the Purchaser.
10.2*	Registration Rights Agreement, dated as of May 2, 2025 by and between the Company and the Purchaser.
99.1*	Press Release, dated May 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
†	The annexes schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Rare Earth, Inc.

/s/ David Kronenfeld
Name:	David Kronenfeld
Title:	Chief Legal Officer

Date:	May 5, 2025